Trade and Other Receivables	6 Months Ended
Jun. 30, 2022
Disclosure Of Trade And Other Receivables Text Block Abstract
TRADE AND OTHER RECEIVABLES
5.	TRADE AND OTHER RECEIVABLES

	June 30, 2022	December 31, 2021
Trade receivables	$1,692,939	$1,791,046
Allowance for doubtful accounts	(1,097,025)	(1,090,066)
Taxes receivable	828,650	843,447
Factoring	-	-
Total	$1,424,564	$1,544,427

(a)	Trade receivables

Provisions on Trade Receivables

In accordance with policy to use the expected credit loss model, we utilize the expedited method where trade receivables are provided for based on their aging, as well as providing for specified balances deemed non-collectible. At June 30, 2022, we concluded that a bad debt provision of $1,097,0255 (December 31, 2021-$1,090,066) was to be recognized.

Factoring Arrangements and Liens

Siyata Mobile Israel (“SMI”) has a factoring agreement on its trade receivables, whereby invoices are fully assigned to a funding entity in return for 80%-85% of the total sale to be paid to SMI by the funding entity in advance. The remaining 15-20% is paid to SMI when the funding entity receives payment from the customer. As at June 30, 2022, the total amount expended by the funding entity was $37,000 (December 31, 2021 - $27,000).

SMI incurs a financing charge of 3.1% on advances received and is subject to certain covenants.

Siyata Mobile Inc. has provided the North American receivables as collateral for the outstanding convertible promissory notes as outlined Note 13. The carrying amount of the North American trade and other receivables on June 30, 2022 is $448,066 (December 31, 2021-$569,068).

(b)	Taxes receivable

The Company has subsidiaries that are located in jurisdictions that have a sales tax system of payments and credits for sales taxes (VAT and GST/QST). When the Company bills a customer in the same jurisdiction, the Company is required to charge sales tax to the customer on the invoice billed. The Company also pays sales taxes on certain third-party purchases (who add the sales tax to their invoices) and pays sales tax on the import of certain types of merchandise. The Company must remit the net amount of, the sales taxes charged to customers, less any sales taxes invoiced to the Company and net of any sales taxes paid on imported goods. The Company may defer the refunds if they anticipate future sales taxes to be remitted will be sufficient to reduce the amount owed. Otherwise, the Company may ask for an immediate refund. The immediate refund may sometimes result in a long process to receive the funds and therefore the Company offsets defers the refunds against future sales.

Since these taxes are due from the governments, credit risk is not a concern. The Company has historically been able to obtain the full refunds and offsets of amounts paid against future sales and so no provision for bad debts has been set up against these taxes receivables.